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Liberty All-Star® Growth Fund

3rd Quarter Report | September 30, 2024

Liberty All-Star® Growth Fund

Periods Ended September 30, 2024 (Unaudited)

Fund Statistics
Net Asset Value (NAV)	$6.03
Market Price	$5.61
Discount	-7.0%

	Quarter	Year-to-Date
Distributions*	$0.12	$0.35
Market Price Trading Range	$4.98 to $5.69	$4.97 to $5.69
Discount Range	-6.2% to -9.3%	-6.2% to -10.2%

Performance
Shares Valued at NAV with Dividends Reinvested	5.75%	11.90%
Shares Valued at Market Price with Dividends Reinvested	7.41%	13.37%
Dow Jones Industrial Average	8.72%	13.93%
Lipper Multi-Cap Growth Mutual Fund Average	5.07%	19.34%
NASDAQ Composite Index	2.76%	21.84%
Russell Growth Average	5.92%	17.50%
S&P 500® Index	5.89%	22.08%

*	Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2024 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. Based on current estimates a portion of the distributions consist of a return of capital. Pursuant to Section 852 of the Internal Revenue Code, the taxability of these distributions will be reported on Form 1099-DIV for 2024.

Performance returns for the Fund are total returns, which include dividends. Returns are net of management fees and other Fund expenses. The returns shown for the Lipper Multi-Cap Growth Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index, the Russell Growth Average and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 17.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal. Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

The views expressed in the President’s letter reflect the views of the President as of October 2024 and may not reflect his views on the date this report is first published or anytime thereafter. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the Fund disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent.

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Fellow Shareholders:	October 2024

With signs indicating that the tide had turned in the battle against inflation—and that interest rate reductions were imminent—stocks overcame occasional choppiness to post gains in the third quarter, with the S&P 500® Index and the Dow Jones Industrial Average notching record highs along the way. The S&P 500® is off to its best start to a year since 1997 when the dotcom bubble was in full swing. Growing belief the economy is in for a soft landing has resulted in the index posting 43 record highs through nine months of the year. In addition, a range of data consistently indicated that economic activity was both strong and sustainable. The highlight of the quarter came on September 18 when the Federal Reserve lowered the fed funds rate by half a percentage point (50 basis points) and hinted that further reductions could be in store by year-end. What was perhaps the key data point surfaced in late July when the Commerce Department reported that GDP advanced a strong 2.8 percent in the second quarter (later revised upward to 3.0 percent). This was well ahead of the first quarter’s rate of 1.4 percent and gave credence to the soft-landing narrative, in which inflation eases without spawning a recession.

The S&P 500® returned 5.89 percent for the quarter, building on previous quarterly advances that carried the large-cap benchmark to a gain of 22.08 percent through nine months. The Dow Jones Industrial Average (DJIA) returned 8.72 percent for the quarter, led by strong returns from names like 3M, IBM and McDonald’s; the index returned 13.93 percent through nine months. The NASDAQ Composite returned 2.76 percent for the quarter; the index’s return of 21.84 percent through nine months narrowly trailed the S&P 500® after leading through the first six months. Driven by technology stocks through the first half, the market broadened out during the quarter—especially in July—as a diverse range of industries and companies benefited from a stable economic environment.

The catalyst for the broader market was a Consumer Price Index report in early July showing that prices fell 0.1 percent in June, lowering the annual inflation rate to 3.0 percent. That triggered a sell-off in technology stocks, while the real estate, utilities, financials and industrials sectors rallied. Indicative of the broadening, for July the NASDAQ Composite returned -0.73 percent while the S&P 500® gained 1.22 percent; the DJIA, which has the greatest value orientation of the three, made a strong move, returning 4.51 percent for the month.

In early August, the unemployment rate rose from 4.1 percent to 4.3 percent, triggering a brief sell-off. Meanwhile the shift remained in place, but moderated during August when the NASDAQ, S&P 500® and DJIA, respectively, returned 0.74 percent, 2.43 percent and 2.03 percent. September saw technology stocks resume market leadership, exemplified by the NASDAQ returning 2.76 percent, followed by 2.14 percent for the S&P 500® and 1.96 percent for the DJIA.

Predictions of an imminent recession have been rebuffed to date. Geopolitical tensions, an imminent U.S. election and countervailing economic reports—regarding employment, wages, prices, consumer confidence, manufacturing activity and other factors—meant that more than many quarters 3Q24 experienced bouts of trading extremes. The DJIA rallied over six straight trading sessions in early July only to lose over 900 points the next two days. What is perhaps the most magnificent of the so-called “Magnificent Seven1” stocks, NVIDIA, fell nearly 6.8 percent on July 24 only to gain 12.8 percent on July 31. In the span of one week (beginning August 5), the S&P 500® had its best and worst trading days in nearly two years. Beginning on September 9, the S&P 500®, DJIA and NASDAQ enjoyed their best week of the year. And the DJIA surged past the 42000 level on September 19.

In contrast to recent quarters, large-cap growth stocks did not deliver the highest returns among the capitalization ranges. The large-cap Russell 1000® Growth Index returned 3.19 percent in the third quarter, which was topped by the 6.54 percent return of the Russell Midcap® Growth Index and the even higher 8.41 percent return of the small-cap Russell 2000® Growth Index. Through nine months of the year, however, the large-cap Russell index remained well ahead; returns for the midcap and small-cap indices were within a half percentage point of each other at a level about half that of the large-cap index.

[1]	Those stocks are Alphabet, Amazon, Apple, Meta Platforms, Microsoft, NVIDIA and Tesla.

Third Quarter Report (Unaudited) | September 30, 2024	1

Liberty All-Star® Growth Fund	President’s Letter
(Unaudited)

Liberty All-Star® Growth Fund

Liberty All-Star Growth Fund posted solid absolute and relative returns for the quarter. The Fund returned 5.75 percent when shares are valued at net asset value (NAV) with dividends reinvested and 7.41 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.) The Fund’s market price return was ahead of the S&P 500® and the NASDAQ Composite; it trailed only the strong 8.72 percent return of the DJIA. The Fund’s NAV return was not as strong but outperformed the NASDAQ Composite and the 5.07 percent return of the Fund’s primary benchmark, the Lipper Multi-Cap Growth Mutual Fund Average.

Fund returns were helped by small- and mid-cap strength in July but hindered when small-cap issues lost some of their momentum in August. Overall for the quarter, stock selection and an overweight to financials/underweight to information technology contributed to return while stock selection in the industrials sector detracted from return.

Through the first nine months of the year, both measures of Fund performance delivered double-digit gains: 11.90 percent when shares are valued at NAV with dividends reinvested and 13.37 percent when shares are valued at market price with dividends reinvested. Nevertheless, Fund returns lagged through three quarters owing to extreme concentration in the first half, when a handful of mega-cap technology stocks that rallied around the potential of artificial intelligence (AI) distorted returns.

The discount at which Fund shares traded relative to their underlying NAV declined during the third quarter. Fund shares traded at discounts to NAV ranging from -6.2 percent to -9.3 percent. Year to date, the discount extended from -6.2 percent to -10.2 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.12 per share in the third quarter, bringing the total distributed to shareholders since 1997, when the distribution policy commenced, to $17.28 per share for a total of more than $460 million. The Fund’s distribution policy is a major component of the Fund’s total return, and we continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Turning to Fund news, shareholders overwhelmingly approved Westfield Capital Management to replace Sustainable Growth Advisers as the Fund’s large-cap growth manager. The change, effective September 3, was implemented smoothly. We look forward to sharing more in-depth information about the new manager in the 2024 Annual Report.

The third quarter’s greater market breadth was a hopeful sign. While not perhaps signaling a regime reversal in which mega-cap technology stocks surrender market leadership, the greater participation by diverse large-cap stocks and, especially, mid- and small-cap stocks, was especially welcome. Such a broadening, if it can endure, is healthy for stocks, the economy and, obviously, for long-term investors. Liberty All-Star Growth Fund represents those attributes: not only a long-term view and diversification but also quality and a focus on investors’ best interests. We remain resolute in our belief in these attributes.

Sincerely,

Mark T. Haley, CFA

President

Liberty All-Star® Growth Fund, Inc.

2	www.all-starfunds.com

Table of Distributions,
Liberty All-Star® Growth Fund	Rights Offerings and Distribution Policy
(Unaudited)

		Rights Offerings
Year	Per Share Distributions	Month Completed	Shares Needed to Purchase One Additional Share	Subscription Price
1997	$1.24
1998	1.35	July	10	$12.41
1999	1.23
2000	1.34
2001	0.92	September	8	6.64
2002	0.67
2003	0.58	September	8[1]	5.72
2004	0.63
2005	0.58
2006	0.59
2007	0.61
2008	0.47
2009[2]	0.24
2010	0.25
2011	0.27
2012	0.27
2013	0.31
2014	0.33
2015[3]	0.77
2016	0.36
2017	0.42
2018	0.46	November	3	4.81
2019	0.46
2020	0.63	March	5	4.34
2021	1.02	June	5[1]	8.21
2022	0.50
2023	0.43
2024
1st Quarter	0.11
2nd Quarter	0.12
3rd Quarter	0.12
Total	$17.28

[1]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[2]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 8 percent of its net asset value per year, payable in four quarterly installments of 2 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The final determination of the source of all distributions in 2024 for tax reporting purposes will be made after year end. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

Third Quarter Report (Unaudited) | September 30, 2024	3

Liberty All-Star® Growth Fund	Stock Changes in the Quarter
(Unaudited)

The following are the largest ($2 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the third quarter of 2024, excluding transactions from the transition to Westfield Capital Management Company, L.P.

	Shares
Security Name	Purchases (Sales)	Held as of 9/30/24
Purchases
American Eagle Outfitters, Inc.	127,952	127,952
AptarGroup, Inc.	16,184	16,184
Curtiss-Wright Corp.	10,000	10,000
Halozyme Therapeutics, Inc.	50,000	50,000
Onto Innovation, Inc.	14,500	14,500
PTC, Inc.	15,000	15,000
US Foods Holding Corp.	50,000	50,000

Sales
Avery Dennison Corp.	(12,893)	1,107
Darden Restaurants, Inc.	(19,500)	0
Entegris, Inc.	(20,000)	0
Keysight Technologies, Inc.	(15,000)	0
STERIS PLC	(12,500)	0
Transcat, Inc.	(15,905)	20,798
Vertex, Inc.	(88,739)	86,914
WillScot Mobile Mini Holdings Corp.	(55,000)	0

4	www.all-starfunds.com

Liberty All-Star® Growth Fund	Top 20 Holdings & Economic Sectors
September 30, 2024 (Unaudited)

Top 20 Holdings*	Percent of Net Assets
NVIDIA Corp.	3.56%
Apple, Inc.	3.15
Microsoft Corp.	2.94
Amazon.com, Inc.	2.70
Alphabet, Inc.	2.05
Meta Platforms, Inc.	2.02
SPS Commerce, Inc.	1.96
Natera, Inc.	1.96
FirstService Corp.	1.95
Casella Waste Systems, Inc.	1.73
Hamilton Lane, Inc.	1.62
StepStone Group, Inc.	1.62
Glaukos Corp.	1.57
Tandem Diabetes Care, Inc.	1.33
Visa, Inc.	1.30
TransDigm Group, Inc.	1.27
Ollie's Bargain Outlet Holdings, Inc.	1.23
Booz Allen Hamilton Holding Corp.	1.05
Casey's General Stores, Inc.	1.03
Brown & Brown, Inc.	1.02
37.06%

Economic Sectors*	Percent of Net Assets
Information Technology	29.14%
Health Care	18.05
Industrials	16.81
Financials	11.01
Consumer Discretionary	9.45
Communication Services	5.53
Consumer Staples	3.86
Real Estate	2.33
Materials	0.78
Energy	0.76
Other Net Assets	2.28
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Third Quarter Report (Unaudited) | September 30, 2024	5

Investment Managers/
Liberty All-Star® Growth Fund	Portfolio Characteristics
(Unaudited)

THE FUND’S THREE GROWTH INVESTMENT MANAGERS

AND THE MARKET CAPITALIZATION ON WHICH EACH FOCUSES:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Directors) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of the Fund’s multi-managed portfolio. The characteristics are different for each of the Fund’s three investment managers. These differences are a reflection of the fact that each has a different capitalization focus and investment strategy. The shaded column highlights the characteristics of the Fund as a whole, while the first three columns show portfolio characteristics for the Russell Smallcap, Midcap and Largecap Growth indices. See page 17 for a description of these indices.

PORTFOLIO CHARACTERISTICS As of September 30, 2024 (Unaudited)

				Market Capitalization Spectrum
	Russell Growth			Small		Large
	Smallcap	Midcap	Largecap				Total
	Index	Index	Index	Weatherbie	Congress	Westfield	Fund
Number of Holdings	1,120	288	440	49	40	37	125*
Percent of Holdings in Top 10	7%	16%	57%	48%	30%	61%	25%
Weighted Average Market Capitalization (billions)	$4.2	$30.5	$1,528.5	$5.6	$17.4	$1,404.0	$504.0
Average Five-Year Earnings Per Share Growth	18%	18%	21%	11%	16%	22%	18%
Average Five-Year Sales Per Share Growth	11%	16%	18%	13%	12%	16%	14%
Price/Sales Ratio	2.1x	3.5x	5.4x	3.3x	2.8x	5.6x	3.6x
Price/Book Value Ratio	4.6x	10.5x	9.9x	5.4x	5.5x	10.1x	6.5x

*	Certain holdings are held by more than one manager.

6	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
September 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (97.72%)
COMMUNICATION SERVICES (5.53%)
Entertainment (1.46%)
Netflix, Inc.(a)	3,757	$2,664,727
Take-Two Interactive Software, Inc.(a)	17,500	2,689,925
		5,354,652
Interactive Media & Services (4.07%)
Alphabet, Inc., Class A	45,150	7,488,128
Meta Platforms, Inc., Class A	12,918	7,394,780
		14,882,908
CONSUMER DISCRETIONARY (9.45%)
Automobiles (0.44%)
Tesla, Inc.(a)	6,150	1,609,025

Broadline Retail (3.99%)
Amazon.com, Inc.(a)	52,989	9,873,440
Ollie's Bargain Outlet Holdings, Inc.(a)	46,197	4,490,348
Savers Value Village, Inc.(a)(b)	21,730	228,600
		14,592,388
Distributors (0.72%)
Pool Corp.	7,000	2,637,600

Hotels, Restaurants & Leisure (1.17%)
Chipotle Mexican Grill, Inc.(a)	23,290	1,341,970
Planet Fitness, Inc., Class A(a)	17,484	1,420,050
Wingstop, Inc.	3,634	1,512,035
		4,274,055
Specialty Retail (2.21%)
American Eagle Outfitters, Inc.	127,952	2,864,845
Ulta Beauty, Inc.(a)	6,250	2,432,000
Valvoline, Inc.(a)	67,000	2,803,950
		8,100,795
Textiles, Apparel & Luxury Goods (0.92%)
Deckers Outdoor Corp.(a)	21,000	3,348,450

CONSUMER STAPLES (3.86%)
Consumer Staples Distribution & Retail (3.07%)
Casey's General Stores, Inc.	10,000	3,757,100
Costco Wholesale Corp.	2,810	2,491,121
Target Corp.	12,210	1,903,051
US Foods Holding Corp.(a)	50,000	3,075,000
		11,226,272

See Notes to Schedule of Investments.

Third Quarter Report (Unaudited) | September 30, 2024	7

Liberty All-Star® Growth Fund	Schedule of Investments
September 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Household Products (0.79%)
Church & Dwight Co., Inc.	27,500	$2,879,800

ENERGY (0.76%)
Energy Equipment & Services (0.76%)
Core Laboratories, Inc.	31,812	589,476
Weatherford International PLC	26,000	2,207,920
		2,797,396
FINANCIALS (11.01%)
Banks (0.32%)
Bank of America Corp.	30,040	1,191,987

Capital Markets (5.41%)
FactSet Research Systems, Inc.	7,000	3,218,950
Hamilton Lane, Inc., Class A	35,178	5,923,623
Raymond James Financial, Inc.	25,000	3,061,500
S&P Global, Inc.	3,211	1,658,867
StepStone Group, Inc., Class A	104,220	5,922,823
		19,785,763
Consumer Finance (0.84%)
Upstart Holdings, Inc.(a)	77,097	3,084,651

Financial Services (2.11%)
Apollo Global Management, Inc.	15,270	1,907,376
Flywire Corp.(a)	63,446	1,039,880
Visa, Inc., Class A	17,340	4,767,633
		7,714,889
Insurance (2.33%)
Brown & Brown, Inc.	36,000	3,729,600
Palomar Holdings, Inc.(a)	17,990	1,703,113
Progressive Corp.	12,120	3,075,571
		8,508,284
HEALTH CARE (18.05%)
Biotechnology (6.03%)
AbbVie, Inc.	11,170	2,205,852
ACADIA Pharmaceuticals, Inc.(a)	199,856	3,073,785
Ascendis Pharma A/S(a)(c)	22,550	3,366,940
Halozyme Therapeutics, Inc.(a)	50,000	2,862,000
Legend Biotech Corp.(a)(c)	29,020	1,414,145
Natera, Inc.(a)	56,420	7,162,519
Ultragenyx Pharmaceutical, Inc.(a)	35,660	1,980,913
		22,066,154

See Notes to Schedule of Investments.
8	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
September 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Health Care Equipment & Supplies (8.56%)
Cooper Cos., Inc.	30,000	$3,310,200
Dexcom, Inc.(a)	22,340	1,497,674
Glaukos Corp.(a)	44,144	5,751,080
Hologic, Inc.(a)	35,000	2,851,100
Inmode, Ltd.(a)	21,533	364,984
Inogen, Inc.(a)	41,696	404,451
Inspire Medical Systems, Inc.(a)	3,615	762,946
iRhythm Technologies, Inc.(a)	19,811	1,470,769
Neogen Corp.(a)	213,383	3,586,968
Penumbra, Inc.(a)	15,500	3,011,805
ResMed, Inc.	14,000	3,417,680
Tandem Diabetes Care, Inc.(a)	115,098	4,881,306
		31,310,963
Health Care Providers & Services (1.81%)
NeoGenomics, Inc.(a)	110,945	1,636,439
Progyny, Inc.(a)	126,378	2,118,095
UnitedHealth Group, Inc.	3,152	1,842,912
US Physical Therapy, Inc.	12,148	1,028,085
		6,625,531
Life Sciences Tools & Services (1.65%)
Charles River Laboratories International, Inc.(a)	10,500	2,068,185
ICON PLC(a)	5,970	1,715,241
West Pharmaceutical Services, Inc.	7,500	2,251,200
		6,034,626
INDUSTRIALS (16.81%)
Aerospace & Defense (3.94%)
AAR Corp.(a)	31,952	2,088,383
Cadre Holdings, Inc.	47,302	1,795,111
Curtiss-Wright Corp.	10,000	3,286,900
Kratos Defense & Security Solutions, Inc.(a)	73,621	1,715,369
Loar Holdings, Inc.(a)(b)	11,508	858,382
TransDigm Group, Inc.	3,260	4,652,444
		14,396,589
Commercial Services & Supplies (3.54%)
Casella Waste Systems, Inc., Class A(a)	63,768	6,344,278
CECO Environmental Corp.(a)	16,167	455,910
Copart, Inc.(a)	60,000	3,144,000
Montrose Environmental Group, Inc.(a)	114,370	3,007,931
		12,952,119
Construction & Engineering (0.92%)
EMCOR Group, Inc.	7,500	3,228,975

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2024	9

Liberty All-Star® Growth Fund	Schedule of Investments
September 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Construction & Engineering (continued)
MYR Group, Inc.(a)	1,132	$115,724
		3,344,699
Electrical Equipment (1.16%)
nVent Electric PLC	37,500	2,634,750
Vertiv Holdings Co.	16,160	1,607,758
		4,242,508
Ground Transportation (2.18%)
RXO, Inc.(a)	107,551	3,011,428
Saia, Inc.(a)	7,000	3,060,820
Union Pacific Corp.	7,760	1,912,685
		7,984,933
Machinery (2.00%)
Crane Co.	20,000	3,165,600
Regal Rexnord Corp.(a)	6,240	1,035,091
Watts Water Technologies, Inc., Class A	15,000	3,107,850
		7,308,541
Professional Services (1.36%)
Booz Allen Hamilton Holding Corp.	23,500	3,824,860
First Advantage Corp.(a)	58,736	1,165,910
		4,990,770
Trading Companies & Distributors (1.71%)
SiteOne Landscape Supply, Inc.(a)	23,050	3,478,476
Transcat, Inc.(a)	20,798	2,511,774
Xometry, Inc., Class A(a)	14,974	275,072
		6,265,322
INFORMATION TECHNOLOGY (29.14%)
Electronic Equipment, Instruments & Components (2.29%)
Fabrinet(a)	13,000	3,073,720
Novanta, Inc.(a)	11,517	2,060,622
PAR Technology Corp.(a)	7,464	388,725
Teledyne Technologies, Inc.(a)	6,500	2,844,790
		8,367,857
Semiconductors & Semiconductor Equipment (8.93%)
Advanced Micro Devices, Inc.(a)	8,740	1,434,059
ASML Holding N.V.	2,030	1,691,498
Broadcom Ltd.	11,580	1,997,550
Impinj, Inc.(a)	8,087	1,750,997
Monolithic Power Systems, Inc.	3,350	3,097,075
NVIDIA Corp.	107,190	13,017,154
NXP Semiconductors NV	5,930	1,423,259
Onto Innovation, Inc.(a)	14,500	3,009,620

See Notes to Schedule of Investments.
10	www.all-starfunds.com

Liberty All-Star® Growth Fund	Schedule of Investments
September 30, 2024 (Unaudited)

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
Semtech Corp.(a)	40,759	$1,861,056
SiTime Corp.(a)	7,037	1,206,916
Taiwan Semiconductor Manufacturing Co. Ltd.(c)	12,400	2,153,508
		32,642,692
Software (14.02%)
Agilysys, Inc.(a)	24,818	2,704,417
Cadence Design Systems, Inc.(a)	7,820	2,119,455
Descartes Systems Group, Inc.(a)	30,000	3,088,800
Dynatrace, Inc.(a)	60,000	3,208,200
Intapp, Inc.(a)	5,439	260,147
Microsoft Corp.	24,960	10,740,288
nCino, Inc.(a)	47,023	1,485,457
Oracle Corp.	11,610	1,978,344
PROS Holdings, Inc.(a)	55,419	1,026,360
PTC, Inc.(a)	15,000	2,709,900
Qualys, Inc.(a)	18,000	2,312,280
Salesforce, Inc.	8,093	2,215,135
SAP SE(c)	10,820	2,478,862
ServiceNow, Inc.(a)	4,086	3,654,478
Sprout Social, Inc.(a)	27,416	796,983
SPS Commerce, Inc.(a)	36,938	7,172,251
Vertex, Inc., Class A(a)	86,914	3,347,058
		51,298,415
Technology Hardware, Storage & Peripherals (3.90%)
Apple, Inc.	49,392	11,508,336
Pure Storage, Inc.(a)	55,000	2,763,200
		14,271,536
MATERIALS (0.78%)
Containers & Packaging (0.78%)
AptarGroup, Inc.	16,184	2,592,515
Avery Dennison Corp.	1,107	244,381
		2,836,896
REAL ESTATE (2.33%)
Real Estate Management & Development (2.33%)
CoStar Group, Inc.(a)	18,540	1,398,657
FirstService Corp.	39,143	7,142,032
		8,540,689
TOTAL COMMON STOCKS
(COST OF $260,595,398)		357,469,755

See Notes to Schedule of Investments.
Third Quarter Report (Unaudited) | September 30, 2024	11

Liberty All-Star® Growth Fund	Schedule of Investments
September 30, 2024 (Unaudited)

	SHARES	VALUE
SHORT TERM INVESTMENTS (2.34%)
MONEY MARKET FUND (2.10%)
State Street Institutional US Government Money Market Fund, Premier Class, 4.94%(d)
(COST OF $7,671,259)	7,671,259	$7,671,259

INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LOANED (0.24%)
State Street Navigator Securities Lending Government Money Market Portfolio, 5.02%
(COST OF $888,908)	888,908	888,908

TOTAL SHORT TERM INVESTMENTS
(COST OF $8,560,167)		8,560,167

TOTAL INVESTMENTS (100.06%)
(COST OF $269,155,565)		366,029,922

LIABILITIES IN EXCESS OF OTHER ASSETS (-0.06%)		(228,966)

NET ASSETS (100.00%)		$365,800,956

NET ASSET VALUE PER SHARE
(60,630,031 SHARES OUTSTANDING)		$6.03

(a)	Non-income producing security.
(b)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,086,981.
(c)	American Depositary Receipt.
(d)	Rate reflects seven-day effective yield on September 30, 2024.

See Notes to Schedule of Investments.
12	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
September 30, 2024 (Unaudited)

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the Investment Company Act of 1940 (the “1940 Act”), which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value (“NAV”) per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Directors (the "Board"). The Board has designated ALPS Advisors, Inc. (the “Advisor”) as the Fund’s Valuation Designee. The Valuation Designee is responsible for determining fair value in good faith for all Fund investments, subject to oversight by the Board. When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the security will be valued by the Fund’s Valuation Committee using fair valuation procedures established by the Valuation Designee. Examples of potentially significant events that could materially impact a Fund’s NAV include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor, Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of September 30, 2024, the Fund held no securities that were fair valued.

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Third Quarter Report (Unaudited) | September 30, 2024	13

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
September 30, 2024 (Unaudited)

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 20% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Schedule of Investments as it is held by the lending agent on behalf of the Fund, and the Fund does not have the ability to re-hypothecate these securities.

The following is a summary of the Fund’s securities lending positions and related cash and non-cash collateral received as of September 30, 2024:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$1,086,981	$888,908	$223,997	$1,112,905

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

14	www.all-starfunds.com

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
September 30, 2024 (Unaudited)

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of September 30, 2024:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$357,469,755	$–	$–	$357,469,755
Short Term Investments	8,560,167	–	–	8,560,167
Total	$366,029,922	$–	$–	$366,029,922

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Directors and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

Third Quarter Report (Unaudited) | September 30, 2024	15

Liberty All-Star® Growth Fund	Notes to Schedule of Investments
September 30, 2024 (Unaudited)

Maryland Statutes

By resolution of the Board of Directors, the Fund has opted into the Maryland Control Share Acquisition Act and the Maryland Business Combination Act. In general, the Maryland Control Share Acquisition Act provides that “control shares” of a Maryland corporation acquired in a control share acquisition may not be voted except to the extent approved by shareholders at a meeting by a vote of two-thirds of the votes entitled to be cast on the matter (excluding shares owned by the acquirer and by officers or directors who are employees of the corporation). “Control shares” are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within certain statutorily defined ranges (one-tenth but less than one-third, one-third but less than a majority, and more than a majority of the voting power). In general, the Maryland Business Combination Act prohibits an interested shareholder (a shareholder that holds 10% or more of the voting power of the outstanding stock of the corporation) of a Maryland corporation from engaging in a business combination (generally defined to include a merger, consolidation, share exchange, sale of a substantial amount of assets, a transfer of the corporation’s securities and similar transactions to or with the interested shareholder or an entity affiliated with the interested shareholder) with the corporation for a period of five years after the most recent date on which the interested shareholder became an interested shareholder. At the time of adoption, March 19, 2009, the Board and the Fund were not aware of any shareholder that held control shares or that was an interested shareholder under the statutes. A January 2023 Memorandum of Decision and Order issued by a Massachusetts Superior Court judge has held that a by-laws provision limiting the ability of shareholders to vote shares in excess of a specified amount is not permissible under the Investment Company Act of 1940. As a result of this decision, there is some uncertainty whether a registered investment company such as the Fund may rely on the Maryland Business Control Share Acquisition Act.

16	www.all-starfunds.com

Description of Lipper Benchmark
Liberty All-Star® Growth Fund	and Market Indices
September 30, 2024 (Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Multi-Cap Growth Mutual Fund Average

The average of funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap growth funds typically have above-average characteristics compared to the S&P SuperComposite 1500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell Top 200® Growth Index

Measures the performance of those Russell Top 200® companies with lower book-to-price-ratios and higher growth values. The Russell Top 200® Index measures the performance of the 200 largest companies in the Russell 3000® Index.

Russell 1000® Growth Index (Largecap)

Measures the performance of those Russell 1000® companies with lower book-to-price-ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell Midcap® Growth Index

Measures the performance of those Russell Midcap® companies with lower book-to-price-ratios and higher growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index.

Russell 2000® Growth Index (Smallcap)

Measures the performance of those Russell 2000® companies with lower book-to-price-ratios and higher growth values. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index.

Russell Growth Average

The average of the Russell Top 200®, Midcap® and 2000® Growth Indices.

S&P 500® Index

A large cap U.S. equities index that includes 500 leading companies and represents approximately 80% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

Third Quarter Report (Unaudited) | September 30, 2024	17

ALL-STAR GROWTH FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

CUSTODIAN
State Street Bank & Trust Company
One Congress Street, Suite 1
Boston, MA 02114

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, Rhode Island 02940-3006
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

DIRECTORS
Thomas W. Brock, Chairman
Edmund J. Burke
Milton M. Irvin
Dr. John J. Neuhauser
Maureen K. Usifer

OFFICERS
Mark T. Haley, CFA, President
Robert Milas, CFA, CAIA, Vice President
Erich Rettinger, Treasurer
Gina Meyer, Assistant Treasurer
Sareena Khwaja-Dixon, Secretary
Matthew Sutula, Chief Compliance Officer

ASG
LISTED
NYSE

A description of the Fund's proxy voting policies and procedures is available (i) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report is transmitted to shareholders of Liberty All-Star® Growth Fund, Inc. for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ASG
LISTED
NYSE

Liberty All-Star® Growth Fund

ALL STAR®
FUNDS

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors, Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.